Organization and Background	12 Months Ended
Dec. 31, 2020
Organization Consolidation And Presentation Of Financial Statements [Abstract]
Organization and Background

1. Organization and Background

Nature of business

MediaAlpha specializes in end customer acquisition for insurance carriers, distributors and other clients in various verticals, including property & casualty insurance, health insurance and life insurance. The corporate headquarters is in Los Angeles, California, with additional offices throughout the United States.

Organization and Initial Public Offering

MediaAlpha, Inc. was incorporated as a Delaware corporation on July 9, 2020 in contemplation of an initial public offering (“IPO”). Following a series of reorganization transactions, we serve as the ultimate holding company, by and through our wholly owned subsidiary Guilford Holdings, Inc. (“Intermediate Holdco”), of QL Holdings LLC (“QLH”) and its subsidiaries. QLH was formed on March 7, 2014 as a Delaware limited liability company.

On October 30, 2020 we completed our IPO and sold 7,027,606 shares of Class A Common Stock at a public offering price of $19.00 per share, which includes 769,104 shares sold in connection with the full exercise of the underwriter’s option to purchase additional shares. We received $124.2 million, net of underwriting discounts and commissions.

In connection with the completion of our IPO, we completed a series of reorganization transactions (“Reorganization Transactions”) pursuant to a reorganization agreement by and among Parent Company, Intermediate Holdco, QLH, and certain other parties. The Reorganization Transactions included the following:

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the amendment and restatement of the articles of incorporation and bylaws of Parent Company (the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws) pursuant to which we amended and restated our certificate of incorporation to authorize two classes of common stock, Class A common stock and Class B common stock;

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the amendment and restatement of QLH’s limited liability company agreement (the Fourth Amended and Restated Limited Liability Agreement of QLH) to, among other things, convert legacy Class A units of QLH held by Intermediate Holdco into voting, managing member Class A-1 units and to convert all other legacy Class A and Class B units held by Insignia, the Senior Executives and Legacy Profit Interests Holders into non-managing member, non-voting Class B-1 units of QLH;

•	the contribution by White Mountains Capital, Inc. of Intermediate Holdco to Parent Company in exchange for 24,142,096 shares of Class A common stock of Parent Company; and

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the issuance of 30,308,492 shares of Class B common stock to Insignia, Senior Executives and the Legacy Profit Interests Holders, and the issuance of 1,999,439 shares of Class A common stock to the Legacy Profit Interests Holders.

As a result, MediaAlpha, Inc., through Intermediate Holdco, is the sole managing member of QLH and consolidates the financial results of QLH and its subsidiaries and reports a non-controlling interest related to the portion of Class B-1 Units not owned by MediaAlpha, Inc. The Reorganization was considered a transaction between entities under common control. As a result, the financial statements for periods prior to our IPO and the Reorganization Transactions have been adjusted to combine the previously separate entities for presentation purposes.

Exchange Agreement

On October 27, 2020, the Company entered into an exchange agreement with Insignia and the Senior Executives, which each hold Class B common stock. Pursuant to and subject to the terms of the exchange agreement and the fourth amended and restated limited liability company agreement of QLH, holders of Class B common stock, from time to time, may exchange one Class B share, together with a corresponding Class B-1 unit, for one share of the Company’s Class A common stock (or, at the Company’s election, cash of an equivalent value).

We have reserved for issuance 25,536,043 shares of our Class A common stock for potential exchange in the future for Class B-1 units, which equals the aggregate number of shares of Class B common stock outstanding. Exchange of the Class B-1 units and Class B common stock is at the unit holder’s discretion and the exchange does not have fixed or determinable dates or prices.

Tax Receivables Agreement

In connection with our IPO, we entered into a tax receivables agreement (“TRA”) with Insignia, the Senior Executives, and White Mountains related to the tax basis step-up of the assets of QLH and certain net operating losses of Intermediate Holdco. The agreement requires us to pay Insignia and the Senior Executives 85% of the cash savings, if any, in U.S. federal, state and local income tax we realize (or are deemed to realize) as a result of (i) any increases in tax basis following our purchase (through Intermediate Holdco) of Class B-1 units of QLH from certain unitholders (including the Selling Class B-1 Unit Holders) in connection with the IPO, as well as any future exchanges described above; (ii) the pre-IPO leveraged distribution and actual or deemed other distributions by QLH to its members that result in tax basis adjustments to the assets of QLH, and (iii) certain other tax benefits attributable to payments under the TRA itself.

The TRA also requires us to pay White Mountains 85% of the amount of the cash savings, if any, in U.S. federal, state and local income tax that we realize (or are deemed to realize) as a result of the utilization of the net operating losses of Intermediate Holdco attributable to periods prior to the IPO and the deduction of any imputed interest attributable to our payment obligations under the TRA.

Impact of COVID-19

The COVID-19 pandemic continues to impact the United States and many countries around the world. The outbreak and government measures taken in response have had a significant impact, both direct and indirect, on businesses and commerce. The future progression of the pandemic and its effects on our business and operations are uncertain and we are unable to estimate the full impact at this time. However, our travel vertical has experienced a decline in revenue and, although we do not believe the situation will materially impact our liquidity or capital position, we do not expect revenue from the travel vertical to recover in the foreseeable future.

We are monitoring the potential impact of the COVID-19 pandemic on our business, results of operations and financial condition. To date, we have not experienced material business disruptions or incurred impairment losses in the carrying values of our assets as result of the pandemic and are not aware of any specific related event or circumstance that would require us to revise the estimates reflected in these consolidated financial statements. The extent to which the COVID-19 pandemic will further impact our business, results of operations and financial condition, will depend on future developments that are highly uncertain, including as a result of new information that may emerge concerning COVID-19, the actions taken to contain or treat it, and the duration and intensity of the related effects.